Note 8 - Long-Term Liabilities	12 Months Ended
Feb. 02, 2013
Deferred Rent Lease Credits Disclosure [Abstract]
Deferred Rent Lease Credits Disclosure [Text Block]

8. Long-Term Liabilities

Deferred Credits

Deferred credits consist primarily of long-term portions of deferred rent and tenant allowances. We occupy our retail stores and home office under operating leases generally with terms of seven to ten years. Some of these leases have early cancellation clauses, which permit the lease to be terminated if certain sales levels are not met in specific periods. Most of the store leases require payment of a specified minimum rent, plus a contingent rent based on a percentage of the store’s net sales in excess of a specified threshold. Most of the lease agreements have defined escalating rent provisions, which are reported as a deferred rent liability and expensed on a straight-line basis over the term of the related lease, commencing with date of possession. This includes any lease renewals deemed to be probable. In addition, we receive cash allowances from our landlords on certain properties and have reported these amounts as tenant allowances which are amortized to rent expense over the term of the lease, also commencing with date of possession. Included in deferred credits at February 2, 2013 and January 28, 2012 was $5.0 million and $6.0 million, respectively, of deferred rent liability, and $3.5 million and $4.6 million, respectively, of tenant allowances.